UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) May 20, 2013

Commercial Metals Company

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4304	75-0725338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6565 N. MacArthur Blvd. Irving, Texas	75039
(Address of Principal Executive Offices)	(Zip Code)

(214) 689-4300

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 20, 2013, Commercial Metals Company (the “Company”) completed the public offering of $330,000,000 in aggregate principal amount of its 4.875% Senior Notes due 2023 (the “2023 Notes”).

The 2023 Notes were issued under an indenture, dated as of May 6, 2013 (the “2013 Base Indenture”), between the Company and U.S. Bank National Association, as trustee (the “2013 Trustee”), as amended and supplemented by the first supplemental indenture, dated as of May 20, 2013 (the “First Supplemental Indenture” and, together with the 2013 Base Indenture, the “2013 Indenture”), between the Company and the 2013 Trustee.

The 2023 Notes are senior, unsecured obligations of the Company, and the 2023 Notes accrue interest at a fixed rate per annum equal to 4.875%. Interest on the 2023 Notes is payable semi-annually on May 15 and November 15 of each year, commencing on November 15, 2013, to the persons in whose names such 2023 Notes are registered at the close of business on the preceding May 1 or November 1, as the case may be. The amount of interest payable on the 2023 Notes will be computed on the basis of a 360-day year of twelve 30-day months. The 2023 Notes mature on May 15, 2023.

Subject to certain exceptions, the Company may, at its option, redeem the 2023 Notes, in whole or in part, at any time and from time to time at a redemption price equal to the greater of: (i) 100% of the principal amount of the 2023 Notes being redeemed or (ii) the sum of the present values, calculated as of the redemption date, of the remaining scheduled payments of principal and interest on the 2023 Notes being redeemed (exclusive of interest accrued to the date of redemption) discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the then-current Treasury Rate (as defined in the 2013 Indenture), plus 50 basis points, plus, in each case, accrued and unpaid interest on the principal amount being redeemed to, but not including, the date of redemption.

On or after February 15, 2023, the Company may, at its option, redeem the 2023 Notes, in whole or in part, at any time and from time to time at a redemption price equal to 100% of the principal amount of the 2023 Notes, plus accrued and unpaid interest thereon, if any, to, but not including, the date of redemption.

If the Company experiences a Change of Control Triggering Event (as defined in the 2013 Indenture), holders of the 2023 Notes may require the Company to repurchase the Notes at a purchase price equal to 101% of the principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The 2013 Indenture includes certain restrictive covenants, including covenants that limit the ability of the Company and certain of its subsidiaries to, among other things, incur certain liens, enter into sale and lease-back transactions and consolidate, merge or transfer substantially all of the Company’s assets to another entity. The covenants are subject to a number of important exceptions and qualifications set forth in the 2013 Indenture.

The 2013 Indenture provides for customary events of default (subject in certain cases to customary grace and cure periods), which include nonpayment, breach of covenants and warranties in the 2013 Indenture and certain events of bankruptcy and insolvency. Generally, if an event of default occurs, the 2013 Trustee or holders of not less than 25% in principal amount of the then outstanding Notes may declare the principal amount of all of the 2023 Notes to be due and payable immediately.

The foregoing descriptions of the 2013 Indenture and the 2023 Notes do not purport to be complete and are qualified in their entirety by reference to the full text of the First Supplemental Indenture, which is filed as Exhibit 4.1 to this Current Report and is incorporated herein by reference, and the 2023 Notes, the form of which is filed as Exhibit 4.2 to this Current Report and is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is hereby incorporated herein by reference.

Item 2.04 Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

On May 20, 2013, the Company provided notice to the 1995 Trustee of the Company’s election to redeem, on June 19, 2013 (the “Redemption Date”), all of the Company’s 5.625% Senior Notes due 2013 (the “2013 Notes”) that remain outstanding following the consummation of the Company’s previously announced offer to purchase any and all of the outstanding 2013 Notes (the “Tender Offer”) and related consent solicitation, which commenced on May 6, 2013, at a redemption price of 100% of the face amount of the 2013 Notes, plus a make-whole premium and accrued and unpaid interest to the Redemption Date. A copy of the Notice of Redemption dated May 20, 2013 delivered by the 1995 Trustee at the Company’s request to the remaining holders of 2013 Notes is filed as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 8.01 Other Events.

On May 20, 2013, the Company accepted for purchase and payment all of the approximately 30% of the $200,000,000 in outstanding aggregate principal amount of the 2013 Notes that were validly tendered (and not validly withdrawn) prior to 5:00 p.m., New York City time, on May 17, 2013 pursuant to the Tender Offer. The Company paid the aggregate Tender Offer consideration and consent payments to the tendering holders of the 2013 Notes on May 20, 2013. The Tender Offer will expire at 11:59 p.m., New York City time, on June 3, 2013, unless extended or earlier terminated by the Company.

For purposes of incorporation by reference into the Registration Statement on Form S-3 filed with the Securities and Exchange Commission on May 6, 2013 (Registration No. 333-188366), a legal opinion of Sidley Austin LLP regarding the validity of the 2023 Notes is filed as Exhibit 5.1 to this Current Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of May 20, 2013, to the Indenture, dated as of May 6, 2013, between Commercial Metals Company and U.S. Bank National Association, as trustee

4.2	Form of 4.875% Senior Note due 2023 (contained in Exhibit 4.1)

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

99.1	Notice of Redemption to the Holders of 5.625% Senior Notes Due 2013 dated May 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMERCIAL METALS COMPANY

Date: May 20, 2013	By:	/s/ Ann J. Bruder
Name: Ann J. Bruder
Title: Senior Vice President of Law, Government Affairs and Global Compliance and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

4.1	First Supplemental Indenture, dated as of May 20, 2013, to the Indenture, dated as of May 6, 2013, between Commercial Metals Company and U.S. Bank National Association, as trustee

4.2	Form of 4.875% Senior Note due 2023 (contained in Exhibit 4.1)

5.1	Opinion of Sidley Austin LLP

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1)

99.1	Notice of Redemption to the Holders of 5.625% Senior Notes Due 2013 dated May 20, 2013